PREMIER VARIABLE UNIVERSAL LIFE III (PVUL3)

Flexible Premium Variable Universal Life Insurance Policy
issued by: Midland National Life Insurance Company
through the Midland National Life Separate Account A

Supplement dated October 21, 2009 to Prospectuses Dated May 1, 2009

This supplement will alter the prospectuses listed above in the following manner:

On page 47 of the Premier Variable Universal Life III prospectus, Under Monthly Deductions
From Your Policy Fund, Item 2. Per Unit Expense Charge, the second sentence is corrected to read:

Current: We reserve the right to charge it in all policy years.
Corrected: We reserve the right to charge it in policy years 1-20.

Please retain this supplement for future reference.